CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS
Receivables, allowance for doubtful accounts (in dollars)	$ 29,018	$ 25,113	$ 20,282
Common Stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common Stock, shares authorized	3,000	3,000	3,000
Common Stock, shares issued	100	100	100
Common Stock, shares outstanding	100	100	100